SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                               OF THE LISTED FUND:

                                 -----------------

                             DWS Europe Equity Fund


The following information supplements "The Fund's Main Investment Strategy" section of the fund's prospectuses, and replaces the "Non-Diversification Risk" information contained in "The Main Risks of Investing in the Fund" section of the fund's prospectuses.

DWS Europe Equity Fund is classified as "diversified." As compared to non-diversified funds, diversified funds generally invest in a larger number of issuers.





















               Please Retain This Supplement for Future Reference




                                                                      [Logo]DWS
                                                                        SCUDDER
February 27, 2007                                           Deutsche Bank Group